Unit-Based Compensation	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Unit-Based Compensation
16.	Unit-Based Compensation

In March 2014, a total of 9,521 common units, with an aggregate value of $0.4 million, were granted to the non-management directors of the General Partner as part of their annual compensation for 2014. These common units were fully vested upon grant. During 2013 and 2012, the Partnership awarded 7,362 and 1,263 common units, respectively, as compensation to non-management directors. The awards were fully vested in March 2013 and March 2012, respectively. The compensation to the non-management directors is included in general and administrative expenses on the Partnership’s consolidated statements of income.

The Partnership grants restricted unit-based compensation awards as incentive-based compensation under the Teekay LNG Partners L.P. 2005 Long-Term Incentive Plan to certain of the Partnership’s employees and to certain employees of Teekay Corporation’s subsidiaries that provide services to the Partnership. The Partnership measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period. The requisite service period consists of the period from the grant date of the award to the earlier of the date of vesting or the date the recipient becomes eligible for retirement. For unit-based compensation awards subject to graded vesting, the Partnership calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the requisite service period. The compensation cost of the Partnership’s unit-based compensation awards are reflected in general and administrative expenses in the Partnership’s consolidated statements of income.

During March 2014 and 2013, the Partnership granted restricted unit-based compensation with respect to 31,961 and 36,878 units, respectively, with grant date fair values of $1.3 million and $1.5 million, respectively, to certain of the Partnership’s employees and to certain employees of Teekay Corporation’s subsidiaries, based on the Partnership’s closing unit price on the grant date. Each award represents the specified number of the Partnership’s common units plus reinvested distributions from the grant date to the vesting date. The awards vest equally over three years from the grant date. Any portion of an award that is not vested on the date of a recipient’s termination of service is cancelled, unless their termination arises as a result of the recipient’s retirement and in this case the award will continue to vest in accordance with the vesting schedule. Upon vesting, the awards are paid to each recipient in the form of units. During the years ended December 31, 2014, 2013 and 2012, the Partnership recorded an expense of $1.0 million, $1.0 million, and nil, respectively, related to the restricted units.